Dreyfus Premier

New York Municipal

Bond Fund

ANNUAL REPORT November 30, 1999

(reg.tm)



The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            17   Financial Highlights

                            20   Notes to Financial Statements

                            25   Report of Independent Auditors

                            26   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                   Dreyfus Premier New York Municipal Bond Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier New York Municipal Bond Fund, covering the 12-month period from December 1, 1998 through November 30, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Monica Wieboldt.

The past year has been challenging for municipal bond investors. Soon after 1999 began, evidence emerged that the U.S. economy was growing more strongly than many analysts expected. Concerns that inflationary pressures might re-emerge in a strong economy caused the Federal Reserve Board to raise short-term interest rates three times during the summer and fall of 1999. Higher interest rates generally led to erosion of municipal bond prices, especially toward the end of
the    reporting    period.

Municipal bonds were also generally adversely affected by supply-and-demand considerations. Recently, however, these technical influences have caused the yields of tax-exempt bonds to rise to very attractive levels compared to the after-tax yields of taxable bonds of comparable maturity and credit quality. This is especially true for investors in the higher federal income tax brackets

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Premier New York Municipal Bond Fund

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

December 15, 1999




DISCUSSION OF FUND PERFORMANCE

Monica Wieboldt, Portfolio Manager

How did Dreyfus Premier New York Municipal Bond Fund perform?

For the one-year period ended November 30, 1999, Dreyfus Premier New York Municipal Bond Fund's Class A shares achieved a -4.22% total return, its Class B shares provided a -4.71% total return and its Class C shares provided a -4.86% return.(1) In comparison, the fund's peer group, as measured by the Lipper New York Municipal Debt Funds Category Average, the Lipper category in which the fund is reported, achieved a -3.76% total return for the same period.(2)

We attribute the fund' s negative return over the past year to a declining municipal bond market and a rising interest-rate environment. The fund's underperformance relative to its peer group is primarily the result of our security selection strategy, which was designed to enhance the portfolio's credit quality while positioning the fund for the future by taking advantage of higher yields as they became available in a rising interest-rate environment. However, a few of the fund' s holdings, such as housing and health care underperformed as rates continued to move to higher levels.

What is the fund's investment approach?

The fund' s objective is to seek as high a level of federal and New York tax-exempt income as is practical from a diversified portfolio of municipal
bonds   from  New  York  issuers.  We  also  seek  to  maximize  total  return.

To achieve these objectives, we attempt to add value by selecting tax-exempt bonds in the maturity ranges that we believe are most likely to provide the highest yields. These bonds comprise the portfolio's long-term core position. We augment the core position with shorter term holdings in bonds that we believe have the potential to provide both competitive yields and the potential for capital appreciation.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the portfolio's performance?

The portfolio' s performance was adversely affected by rising interest rates. When the reporting period began on December 1, 1998, investors were concerned about the potentially adverse economic effects of the global currency and credit crisis. In response, the Federal Reserve Board reduced short-term interest rates last fall in an attempt to stimulate global economic growth. Its strategy apparently was effective, because overseas economies began to recover early in 1999, and the growth of the U.S. economy was stronger than most analysts expected. Municipal bond yields and prices stabilized in this environment.

In the second and third quarters of 1999, however, strong economic growth in both domestic and overseas markets raised concerns among fixed-income investors that inflationary pressures might re-emerge. In response, the Federal Reserve Board increased short-term interest rates three times during the summer and fall of 1999 in an attempt to forestall inflationary pressures. This change in
monetary    policy    caused    prices    of    most    bonds    to    fall.

Municipal bond prices fell substantially for this reason and because of differing supply-and-demand influences. For a variety of reasons, institutional investors such as insurance companies and hedge funds participated less in the tax-exempt market over the past year, which reduced overall demand and drove municipal bond prices down significantly. One result has been that municipal bonds -- including those from New York issuers -- are currently offering tax-exempt yields that compare very favorably with taxable yields after adjusting for taxes. Of course, this yield increase comes at the cost of having achieved a negative total return.

What is the portfolio's current strategy?

The effects of the Federal Reserve rate hikes will take time to work through the economy and cause the desired slowdown. Since the interest-rate environment still remains uncertain, more of the investment focus has been on
current-to-cushion    coupons,    particularly    in

the 20-year sector. Since the insurance premiums on municipal bonds remain very affordable, we have opted to insure some lesser credits, thereby enhancing the liquidity of the fund.(3)

In addition, we took advantage of opportunities to add a limited position of bonds that, in our opinion, were punished more severely than circumstances warranted during the reporting period. Some bonds selling at a discount to their face values were particularly attractively priced, providing the potential to produce capital appreciation when interest rates decline from prevailing levels. The current interest-rate environment also provides the opportunity to re-evaluate our holdings from a credit viewpoint. As often happens during market downturns, the ability to trade into stronger bonds may present itself. We have also maintained a cash reserve to take advantage of new opportunities if, as we expect, year-end and Y2K-related concerns temporarily produce attractive values in the municipal bond market.

December 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL INCOME TAXES FOR NON-NEW YORK RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

(3) "INSURANCE" EXTENDS TO THE ABILITY TO PAY INTEREST AND PRINCIPAL ON A DEFAULTED PORTFOLIO SECURITY. PORTFOLIO INSURANCE DOES NOT EXTEND TO THE MARKET VALUE OF PORTFOLIO SECURITIES OR TO THE FUND'S SHARES.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier New York Municipal Bond Fund Class A shares and the Lehman Brothers Municipal Bond Index

(+)  SOURCE: BLOOMBERG L.P.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER NEW YORK MUNICIPAL BOND FUND ON 11/30/89 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B AND CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN NEW YORK MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN NEW YORK MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 11/30/99



                                                    Inception                                                        From
                                                      Date           1 Year          5 Years       10 Years        Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH SALES CHARGE (4.5%)                            12/31/86         (8.54)%          6.11%          6.37%            --
WITHOUT SALES CHARGE                                12/31/86         (4.22)%          7.09%          6.87%            --

CLASS B SHARES
WITH REDEMPTION((+))                                 1/15/93         (8.34)%          6.21%           --             5.08%
WITHOUT REDEMPTION                                   1/15/93         (4.71)%          6.52%           --             5.08%

CLASS C SHARES
WITH REDEMPTION((+)(+))                              9/11/95         (5.76)%           --             --             3.72%
WITHOUT REDEMPTION                                   9/11/95         (4.86)%           --             --             3.72%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

(+)  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4% AND
IS REDUCED TO 0% AFTER SIX YEARS, AT WHICH TIME CLASS B SHARES CONVERT TO CLASS
A SHARES.

(+)(+)  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.


                                                             The Fund


STATEMENT OF INVESTMENTS

November 30, 1999



                                                                                            Principal
LONG-TERM MUNICIPAL INVESTMENTS--98.3%                                                      Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK--93.1%

Albany Industrial Development Agency:

  Lease Revenue:
    (New York State Assembly Building Project)

         7.75%, 1/1/2010                                                                      1,375,000                1,418,601

      (New York State Department of Health


         Building Project) 7.25%, 10/1/2010                                                   1,395,000                1,478,644

   Civic Facility Revenue (Sage Colleges Project):

      5.25%, 4/1/2019                                                                         1,140,000                1,018,271

      5.30%, 4/1/2029                                                                         1,000,000                  871,340

Erie County Industrial Development Agency,

  Life Care Community Revenue

   (Episcopal Church Home) 6%, 2/1/2028                                                       2,250,000                1,945,125

Housing New York Corp., Local or Guaranteed Housing

   Revenue 5.50%, 11/1/2010                                                                   2,650,000                2,622,042

Huntington Housing Authority, Senior Housing

  Facility Revenue (Gurwin Jewish

   Senior Residences) 6%, 5/1/2029                                                            1,370,000                1,257,181

Metropolitan Transportation Authority:

  Commuter Facilities Revenue

      5.70%, 7/1/2017 (Insured; MBIA)                                                         5,895,000                5,833,397

   Transit Facilities Revenue:

      6.379% 7/1/2014                                                                         2,000,000  (a)           1,806,360

      6%, 7/1/2016 (Insured; FSA)                                                             3,000,000                3,067,410

      5.375%, 7/1/2021                                                                        2,000,000                1,819,360

Nassau County Health Care Corp., Health System Revenue

  5.75%, 8/1/2029

   (Guaranteed; County of Nassau , Insured; FSA)                                              2,000,000                1,934,940

Newburg Industrial Development Agency, IDR

  (Bourne and Kenney Redevelopment Co.) :

      5.65%, 8/1/2020 (Guaranteed; SONYMA)                                                      830,000                  772,298

      5.75%, 8/1/2032 (Guaranteed; SONYMA)                                                    1,000,000                  924,470

New York City:

   6.75%, 2/1/2009                                                                            2,000,000                2,209,040

   6%, 8/1/2017                                                                               3,000,000                3,016,080

   6.625%, 8/1/2025                                                                           4,095,000                4,339,308

   6.625%, 8/1/2025 (Prerefunded 8/1/2005)                                                      995,000  (b)           1,095,097

New York City Housing Development Corp., MFHR

   5.625%, 5/1/2012                                                                           1,415,000                1,409,920

New York City Industrial Development Agency:

  Civic Facility Revenue:

    Lease Revenue, (College of Aeronautics Project)

         5.45%, 5/1/2018                                                                      1,000,000                  910,700


                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York City Industrial Development Agency (continued):

  Civic Facility Revenue (continued):

    (YMCA of Greater New York Project)

         5.80%, 8/1/2016                                                                      1,000,000                  969,290

   IDR (Laguardia Association LP Project) 6%, 11/1/2028                                       2,750,000                2,540,038

   Special Facility Revenue:

      (American Airlines Inc. Project)

         6.90%, 8/1/2024                                                                      2,000,000                2,083,040

      (Terminal One Group Association Project)

         6%, 1/1/2019                                                                         3,000,000                2,961,270

New York City Municipal Water Finance Authority,

  Water and Sewer Systems Revenue:

      5.50%, 6/15/2023                                                                        2,000,000                1,866,380

      5%, 6/15/2029 (Insured; FSA)                                                            2,500,000                2,145,200

      5.75%, 6/15/2031 (Insured; FGIC)                                                        2,000,000                1,931,700

New York City Transitional Finance Authority, Revenue

   5%, 5/1/2029                                                                               3,000,000                2,567,520

New York State Dormitory Authority, Revenues:

   4201 Schools Program 5%, 7/1/2018                                                          1,400,000                1,218,154

   (Consolidated City University System):

      5.35%, 7/1/2009 (Insured; FGIC)                                                         1,500,000                1,527,510

      5.75%, 7/1/2009 (Insured; AMBAC)                                                        3,000,000                3,140,460

      5.50%, 7/1/2016 (Insured; AMBAC)                                                        2,200,000                2,156,550

      5.625%, 7/1/2016                                                                        4,000,000                3,940,480

   Health Hospital and Nursing Home:

      (Carmel Richmond Nursing Home)

         5%, 7/1/2015 (LOC; Allied Irish Bank PLC)                                            3,515,000                3,124,554

      (Department of Health) 5.75%, 7/1/2017                                                  1,000,000                  968,260

      (Ideal Senior Living Center Housing Corp.)

         5.90%, 8/1/2026 (Insured; MBIA; FHA)                                                 1,000,000                  988,650

      (Municipal Health Facilities Improvement

         Program) 5.50%, 5/15/2024 (Insured; FSA)                                             1,000,000                  939,310

      (New York and Presbyterian Hospitals)

         4.75%, 8/1/2027 (Insured; FHA, AMBAC)                                                2,500,000                2,052,875

      (North General Hospital)

         5.20%, 2/15/2015 (Insured; AMBAC)                                                    2,000,000                1,883,680

      State University Educational Facilities:

         5.875%, 5/15/2017                                                                    2,000,000                2,017,360

         4.75%, 5/15/2025 (Insured; MBIA)                                                     1,000,000                  831,650

         5.50%, 5/15/2026 (Insured; FSA)                                                      5,000,000                4,692,400

New York State Energy Research and Development

  Authority, Electric Facilities Revenue

   (Consolidated Edison Co. Project) 7.125%, 12/1/2029                                        5,000,000                5,486,100

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Environmental Facilities Corp., PCR

   (Pilgrim State Sewer Project) 6.30%, 3/15/2016                                             3,000,000                 3,077,010

New York State Housing Finance Agency, Revenue:

   Health Facilities (New York City) 6%, 11/1/2007                                            4,000,000                 4,175,040

   Housing Project Mortgage

      6.10%, 11/1/2015 (Insured; FSA)                                                         1,960,000                 1,999,925

   Service Contract Obligation:

      6.25%, 9/15/2010                                                                        3,000,000                 3,165,990

      5.25%, 9/15/2011                                                                        2,000,000                 1,939,160

      5.50%, 9/15/2018                                                                        4,000,000                 3,739,720

New York State Medical Care Facilities Finance Agency,

  Hospital and Nursing Home FHA Insured Mortgage

   Revenue 6.05%, 2/15/2015                                                                   3,000,000                 3,048,930

New York State Mortgage Agency, Homeownership

  Mortgage Revenue:

      6%, 4/1/2017                                                                            2,000,000                 2,011,160

      5.95%, 4/1/2030                                                                         2,000,000                 1,939,780

New York State Thruway Authority, Service Contract

  Revenue (Local Highway and Bridge):

      6%, 4/1/2011                                                                            5,000,000                 5,178,350

      5.75%, 4/1/2016                                                                         3,000,000                 2,936,040

      5.75%, 4/1/2019                                                                         2,000,000                 1,922,060

New York State Urban Development Corp., Revenue,

  Correctional Capital Facilities:

      6.10%, 1/1/2011                                                                         4,000,000                 4,142,600

      6.50%, 1/1/2011 (Insured; FSA)                                                          3,190,000                 3,534,488

      5.375%, 1/1/2015                                                                        2,850,000                 2,697,639

      5.70%, 1/1/2016                                                                         9,350,000                 9,067,256

Niagara Frontier Transportation Authority, Airport Revenue

  (Buffalo Niagara International Airport)

   5.625%, 4/1/2029 (Insured; MBIA)                                                           2,000,000                 1,866,940

Orange County Industrial Development Agency,

  Life Care Community Revenue

   (Glen Arden Inc. Project) 5.625%, 1/1/2018                                                 1,000,000                   860,100

Port Authority of New York and New Jersey, Special

  Obligation Revenue (JFK International Airport)

   5.75%, 12/1/2025 (Insured; MBIA)                                                           4,025,000                 3,921,759

Rensselaer County Industrial Development Agency, IDR

  (Albany International Corp.)

   7.55%, 6/1/2007 (LOC; Norstar Bank)                                                        1,500,000                 1,695,225

Scotia Housing Authority, Housing Revenue

   (Coburg Village Inc. Project) 6.15%, 7/1/2028                                              3,000,000                 2,646,390

Triborough Bridge and Tunnel Authority, Revenue:

   General Purpose 5.50%, 1/1/2030                                                            2,000,000                 1,854,820


                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

Triborough Bridge and Tunnel Authority, Revenue (continued):

   Highway and Toll 6%, 1/1/2012                                                              2,000,000                 2,124,580

   Lease (Convention Center Project)

      7.25%, 1/1/2010                                                                         1,000,000                 1,118,730

TSASC, Inc., Tobacco Flexible Amortization Bonds

   6.375%, 7/15/2039                                                                          4,000,000                 3,923,760

Ulster County Industrial Development Agency, Civic Facility

   Revenue (Benedictine Hospital Project) 6.40%, 6/1/2014                                       730,000                   694,062

Watervliet Housing Authority, Residential Housing

   Revenue (Beltrone Living Center Project) 6%, 6/1/2028                                      1,000,000                   927,950

Yonkers 5.50%, 9/1/2012 (Insured; FGIC)                                                       1,235,000                 1,241,830

Yonkers Industrial Development Agency, Civic Facility

   Revenue (Saint Joseph's Hospital) 5.90%, 3/1/2008                                          1,700,000                 1,607,180

U.S. RELATED--5.2%

Guam Airport Authority, Airport Revenue 6.70%, 10/1/2023                                      2,000,000                 2,081,220

Commonwealth of Puerto Rico

   5.50%, 7/1/2011                                                                            1,500,000                 1,532,820

Puerto Rico Highway and Transportation Authority,

  Transportation Revenue

   6%, 7/1/2038 (Insured; MBIA)                                                               2,500,000  (a)            1,768,000

Puerto Rico Industrial Medical Educational and

  Environmental Pollution Control Facilities Financing

  Authority, HR (Saint Luke's Hospital Project)

   6.25%, 6/1/2010 (Prerefunded 6/1/2006)                                                     1,100,000  (b)            1,182,984

Virgin Islands Public Finance Authority, Revenue

   5.50%, 10/1/2014                                                                           3,000,000                 2,932,860

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $181,903,732)                                                                                                180,338,373
------------------------------------------------------------------------------------------------------------------------------------


SHORT-TERM MUNICIPAL INVESTMENTS--.1%
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK;

Port Authority of New York and New Jersey,

  Special Obligation Revenue, VRDN

  (Versatile Structure Obligation)

  3.85% (SBPA; Bank of Nova Scotia)

   (cost $100,000)                                                                              100,000  (c)             100,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $182,003,732)                                                                            98.4%              180,438,373

CASH AND RECEIVABLES (NET)                                                                         1.6%                2,890,038

NET ASSETS                                                                                       100.0%              183,328,411






                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations
AMBAC         American Municipal Bond                               MBIA            Municipal Bond Investors Assurance

                  Assurance Corporation                                                  Insurance Corporation

FGIC          Financial Guaranty Insurance Company                  MFHR            Multi-Family Housing Revenue

FHA           Federal Housing Administration                        PCR             Pollution Control Revenue

FSA           Financial Security Assurance                          SBPA            Standby Bond Purchase Agreement

HR            Hospital Revenue                                      SONYMA          State of New York Mortgage

IDR           Industrial Development Revenue                                             Association

LOC           Letter of Credit                                      VRDN            Variable Rate Demand Notes


Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or              Standard & Poor's                     Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                              Aaa                                   AAA                                        28.0

AA                               Aa                                    AA                                         14.6

A                                A                                     A                                          38.3

BBB                              Baa                                   BBB                                         9.5

F1                               Mig 1                                 SP1                                          .1

Not Rated(d)                     Not Rated(d)                          Not Rated(d)                                9.5

                                                                                                                 100.0

A  INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE PERIODICALLY.

B BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT SECURITIES
WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST ON THE
MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING DATE.

C SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
CHANGE.

D SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S HAVE
BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

November 30, 1999

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           182,003,732   180,438,373

Interest receivable                                                   3,289,632

Receivable for shares of Beneficial Interest subscribed                  67,526

Prepaid expenses                                                         21,594

                                                                     183,817,125
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            84,077

Due to Distributor                                                       61,242

Cash overdraft due to Custodian                                          13,931

Payable for shares of Beneficial Interest redeemed                      256,445

Accrued expenses                                                         73,019

                                                                        488,714
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      183,328,411
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     184,314,503

Accumulated net realized gain (loss) on investments                     579,267

Accumulated net unrealized appreciation

   (depreciation) on investments--Note 4                             (1,565,359)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      183,328,411

NET ASSET VALUE PER SHARE



                                                                        Class A                   Class B                  Class C
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                      128,995,305                 51,791,598                2,541,508

Shares Outstanding                                                    9,205,730                  3,696,545                  181,328
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                             14.01                      14.01                    14.02

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended November 30, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     11,536,543

EXPENSES:

Management fee--Note 3(a)                                            1,137,993

Shareholder servicing costs--Note 3(c)                                 659,964

Distribution fees--Note 3(b)                                           369,030

Professional fees                                                       39,203

Registration fees                                                       27,581

Custodian fees                                                          21,722

Prospectus and shareholders' reports                                    18,268

Trustees' fees and expenses--Note 3(d)                                  15,365

Loan commitment fees--Note 2                                               913

Miscellaneous                                                           15,890

TOTAL EXPENSES                                                       2,305,929

INVESTMENT INCOME-NET                                                9,230,614
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4($):

Net realized gain (loss) on investments                                583,137

Net unrealized appreciation (depreciation) on investments          (18,753,308)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (18,170,171)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (8,939,557)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                               Year Ended          Year Ended
                                        November 30, 1999   November 30, 1998
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          9,230,614           9,190,186

Net realized gain (loss) on investments           583,137           1,521,217

Net unrealized appreciation (depreciation)

   on investments                             (18,753,308)          4,753,371

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                   (8,939,557)         15,464,774
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (6,235,168)          (5,915,440)

Class B shares                                (2,924,197)          (3,251,012)

Class C shares                                   (71,249)             (23,734)

Net realized gain on investments:

Class A shares                                  (919,763)          (2,048,335)

Class B shares                                  (571,971)          (1,272,846)

Class C shares                                   (10,930)              (1,346)

TOTAL DIVIDENDS                              (10,733,278)         (12,512,713)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 48,597,830          19,664,934

Class B shares                                  8,252,180          10,637,510

Class C shares                                  1,799,129           1,510,679

Dividends reinvested:

Class A shares                                  4,735,809           5,357,995

Class B shares                                  2,498,038           3,412,975

Class C shares                                     56,463              15,935

Cost of shares redeemed:

Class A shares                               (45,871,004)         (21,240,900)

Class B shares                               (35,793,080)         (11,853,475)

Class C shares                                  (730,594)             (40,780)

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS          (16,455,229)            7,464,873

TOTAL INCREASE (DECREASE) IN NET ASSETS      (36,128,064)           10,416,934
--------------------------------------------------------------------------------

Beginning of Period                          219,456,475           209,039,541

END OF PERIOD                                183,328,411           219,456,475

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                     Year Ended November 30,
                                               ---------------------------------

                                                     1999                1998
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:

CLASS A (A)

Shares sold                                     3,286,613           1,288,205

Shares issued for dividends reinvested           319,256              352,193

Shares redeemed                               (3,112,276)          (1,391,194)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    493,593              249,204
--------------------------------------------------------------------------------

CLASS B (A)

Shares sold                                      549,951              696,007

Shares issued for dividends reinvested           167,240              224,370

Shares redeemed                               (2,426,756)            (778,462)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING (1,709,565)             141,915
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       123,939              98,801

Shares issued for dividends reinvested              3,814               1,038

Shares redeemed                                  (49,318)              (2,665)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      78,435               97,174

(A) DURING THE PERIOD ENDED NOVEMBER 30, 1999, 1,535,040 CLASS B SHARES REPRESENTING $22,638,139 WERE AUTOMATICALLY CONVERTED TO 1,535,479 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased or (decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                         Year Ended November 30,
                                                                 -------------------------------------------------------------------

CLASS A SHARES                                                   1999          1998           1997           1996         1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            15.43         15.22          14.94          14.93         13.01

Investment Operations:

Investment income-net                                             .69           .69            .71            .73           .75

Net realized and unrealized gain (loss)

   on investments                                               (1.31)          .45            .35            .01          1.92

Total from Investment Operations                                 (.62)         1.14           1.06            .74          2.67

Distributions:

Dividends from investment income-net                             (.69)         (.69)          (.71)          (.73)         (.75)

Dividends from net realized gain

   on investments                                                (.11)         (.24)          (.07)             -             -

Total Distributions                                              (.80)         (.93)          (.78)          (.73)         (.75)

Net asset value, end of period                                  14.01         15.43          15.22          14.94         14.93
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                           (4.22)          7.74           7.31           5.17         20.93

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          .93            .93            .92            .92           .94

Ratio of net investment income

   to average net assets                                        4.65           4.50           4.78           4.99          5.27

Portfolio Turnover Rate                                        35.87          34.48          74.84          53.74         74.11
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         128,995       134,432        128,811        135,413       146,207

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)



                                                                                          Year Ended November 30,
                                                                 -------------------------------------------------------------------

CLASS B SHARES                                                   1999          1998            1997          1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            15.43         15.22           14.94          14.93         13.02

Investment Operations:

Investment income-net                                             .61           .61             .63            .65           .67

Net realized and unrealized gain (loss)

   on investments                                               (1.31)          .45             .35            .01          1.91

Total from Investment Operations                                 (.70)         1.06             .98            .66          2.58

Distributions:

Dividends from investment income-net                             (.61)         (.61)           (.63)          (.65)         (.67)

Dividends from net realized gain

   on investments                                                (.11)         (.24)           (.07)             -             -

Total Distributions                                              (.72)         (.85)           (.70)          (.65)         (.67)

Net asset value, end of period                                  14.01         15.43           15.22          14.94         14.93
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                            (4.71)         7.20            6.77           4.61         20.20
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.44          1.44            1.44           1.44          1.46

Ratio of net investment income

   to average net assets                                         4.11          3.99            4.26           4.45          4.72

Portfolio Turnover Rate                                         35.87         34.48           74.84          53.74         74.11
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          51,792        83,437          80,142         71,392        66,873

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                                           Year Ended November 30,
                                                                 -------------------------------------------------------------------
CLASS C SHARES                                                   1999          1998            1997           1996         1995(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            15.43         15.23           14.95          14.93         14.61

Investment Operations:

Investment income-net                                             .58           .57             .60            .62           .14

Net realized and unrealized gain (loss)

   on investments                                               (1.30)          .44             .35            .02           .32

Total from Investment Operations                                 (.72)         1.01             .95            .64           .46

Distributions:

Dividends from investment income-net                             (.58)         (.57)           (.60)          (.62)         (.14)

Dividends from net realized gain

   on investments                                                (.11)         (.24)           (.07)            --            --

Total Distributions                                              (.69)         (.81)           (.67)          (.62)         (.14)

Net asset value, end of period                                  14.02         15.43           15.23          14.95         14.93
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                           (4.86)          6.87            6.50           4.43         14.19(c)
------------------------------------------------------------------------------------------------------------------------------------

Ratio of expenses to average net assets                         1.66           1.62            1.69           1.59          1.74(c)

Ratio of net investment income

   to average net assets                                        3.91           3.63            4.08           3.98          4.00(c)

Portfolio Turnover Rate                                        35.87          34.48           74.84          53.74         74.11
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          2,542          1,588              87            485             1

(A) FROM SEPTEMBER 11, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO NOVEMBER 30, 1995.

(B) EXCLUSIVE OF SALES CHARGE.

(C) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier New York Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to maximize current income exempt from Federal, New York State and New York City income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund' s shares. The fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase and Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from these estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service
from    dealers    in    such

securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities) . Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the
distribution    requirements    of     The    Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended November 30, 1999, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $2,068 during the period ended November 30, 1999 from commissions earned on sales of the fund's shares.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net
assets    of    Class    C    shares.    During

the period ended November 30, 1999, Class B and Class C shares were charged $355,353 and $13,677, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 1999, Class A, Class B and Class C shares were charged $335,034, $177,677 and $4,559, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 1999, the fund was charged $101,789 pursuant to the transfer agency agreement.

(D) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 1999, amounted to $73,150,453 and $87,154,791 respectively.

At November 30, 1999, accumulated net unrealized depreciation on investments was
$1,565,359,   consisting   of   $3,393,819  gross  unrealized  appreciation  and
$4,959,178 gross unrealized depreciation.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At November 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Premier New York Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier New York Municipal Bond Fund, including the statement of investments, as of November 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier New York Municipal Bond Fund at November 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


New York, New York

January 4, 2000

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby makes the following designations regarding its fiscal year ended November 30, 1999:

   -- all the dividends paid from investment income-net are "exempt-interest dividends" (not subject to regular Federal income tax and, for individuals who are New York residents, New York State and New York City personal income taxes), and

   -- the fund hereby designates $.0520 per share as a long-term capital gain distribution of the $.1055 per share paid on December 9, 1998 and also designates $.0001 per share as a long-term capital gain distribution of the
   $.0002    per    share    paid    on    July    15,    1999.

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends and capital gain distributions paid for the 1999 calendar year on Form 1099-DIV which will be mailed by January 31, 2000.


NOTES

                                                           For More Information

                        Dreyfus Premier New York Municipal

                        Bond Fund

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Custodian

                        The Bank of New York

                        100 Church Street

                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.

                        60 State Street

                        Boston, MA 02109

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                  021AR9911